UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2009

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50668	65-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Merced Drive, Suite A Riverside, California	92503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 687-6100

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* EXPLANATORY NOTE – The Registrant is amending its Form 8-K, filed on April 29, 2009, to include disclosure to Item 4.01 that the PCAOB revoked the registration of Lawrence Scharfman CPA.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 21, 2009, Lawrence Scharfman & Co., CPA P.C. (“Scharfman”) resigned as the principal independent accountants for the Registrant.

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures, none of which pertain to the Registrant.

Scharfman had been the Registrant’s principal independent accountants and had reported on the financial statements for the years ended December 31, 2008 and December 31, 2007. Except as described below, the audit report of Scharfman on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Scharfman’s 2008 audit report relating to the audit of the Registrant’s financial statements for the year ended December 31, 2008 included an emphasis paragraph relating to an uncertainty as to the Registrant’s ability to continue as a going concern in light of their lack of revenues and history of losses.

In connection with the audits of the Registrant’s consolidated financial statements for the years ended December 31, 2008 and through the date of this current report, there were: (1) no disagreements between the Registrant and Scharfman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused Scharfman to make reference to the subject matter of the disagreement in their report on the Registrant’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 of Regulation S-K.

As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission.  The Registrant plans to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

The Registrant provided Scharfman with a copy of this Current Report on Form 8-K and requested that he furnish a letter addressed to the Securities and Exchange Commission, stating whether he agrees with the information disclosed in this Current Report. A copy of Scharfman’s letter to the Commission is attached as Exhibit 16.2.

The Registrant engaged M&K CPAS, PLLC of Houston, Texas (“M&K” or “New Accountant”) to assume the role of its new principal independent accountants. The decision to engage M&K was approved by the Board of Directors on April 21, 2009. The Registrant signed the M&K engagement letter on April 21, 2009 after M&K completed its internal procedures related to new attest client acceptance.

During the periods ended December 31, 2008 and through the date of the firm’s engagement the Registrant did not consult with M&K with regard to:

1.	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or
2.	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.2	Letter from Lawrence Scharfman & Co., CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE COMPANIES, INC.

By: /S/ William Gray
William Gray, Chief Executive Officer

Date:  September 30, 2009